EXHIBIT 99.2

IMPLANT SCIENCES ANNOUNCES CONTINUATION OF FISCAL 2006
THIRD QUARTER EARNINGS CONFERENCE CALL

FISCAL 2006 THIRD QUARTER EARNINGS CONFERENCE CALL QUESTION AND
ANSWER SESSION SCHEDULED FOR MAY 15, 2006

WAKEFIELD, MA…May 12, 2006…Implant Sciences Corporation (AMEX: “IMX”, “IMX.WS”) a developer and manufacturer of products for national security, medicine and industry, today announced that it became aware that the general public was unable to participate in the Company’s fiscal 2006 third quarter earnings conference call held at 4:10 PM Eastern Time on May 11, 2006. As a result, the Company has scheduled an additional conference call on May 15, 2006 at 4:10 PM Eastern Time to provide the opportunity for a question and answer session regarding the Company’s fiscal 2006 third quarter earnings. The May 15th conference call can be accessed by dialing: 800-435-1398 within the U.S. or 617-614-4078 outside the U.S. and entering the passcode: 21495799. Participants are asked to call the assigned number approximately 5 minutes before the conference call begins. A replay of the May 15th conference call will be available two hours after the call and for the following two business days by dialing: 888-286-8010 within the U.S. or 617-801-6888 outside the U.S. and entering passcode: 55738468.

The conference call held on May 11, 2006, which provided Management’s overview of the Company’s financial and operating results for the fiscal 2006 third quarter, can still be accessed for replay through May 17, 2006 by dialing: 888-286-8010 within the U.S. or 617-801-6888 outside the U.S. and entering passcode: 56686142. We encourage persons interested in participating in the May 15, 2006 conference call to access the replay of the May 11, 2006 conference call. The Company will also file a Current Report on Form 8-K on May 12, 2006 that will include a copy of the transcript of the May 11, 2006 Fiscal 2006 Third Quarter Earnings Conference Call.

The Company apologizes for any inconvenience this may have caused shareholders and other interested parties. We look forward to your participation in the continuation of our fiscal 2006 third quarter earnings conference call on Monday, May 15, 2006 at 4:10 PM Eastern Time.

About Implant Sciences

Implant Sciences, incorporated in 1984, is using its core ion technology to develop, manufacture and market products for the homeland security, semiconductor and medical device industries. The Company has developed and commercialized portable and bench-top detection devices to identify explosives which are distributed under the Quantum SnifferTM brand name. The Company also provides state of the art ion implantation and wafer analytical services for the semiconductor industry. The Company also develops, manufactures and sells radioactive products for the treatment of cancer, including sales of radioactive seeds for the treatment of prostate cancer and development of a new, FDA approved radioactive source for use in the treatment of breast cancer. For further details on the Company and its products please visit the Company’s website at www.implantsciences.com.

Implant Sciences believes that this press release contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties. Such statements are based on management’s current expectations and are subject to facts that could cause results to differ materially from the forward-looking statements. For further information you are encouraged to review Implant Sciences’ filings with the Securities and Exchange Commission, including its Annual Report on Form 10-KSB for the period ended June 30, 2005, and Quarterly Report on Form 10-Q for the period ended September 30, 2005, December 31, 2005, and March 31, 2006. The Company assumes no obligation to update the information contained in this press release.

For further information contact:

Implant Sciences Corporation

Investor Relations

508-523-3141

(781) 246-0700, ext. 105

www.implantsciences.com